Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

NOTE - 6 SUBSEQUENT EVENTS

During the nine months ended September 30, 2013, the Company was being sued for failure to pay a note totaling $67,826. Judgment was ruled against the Company, and the Company paid the full amount on July 15, 2013. This amount was accrued at December 31, 2012.

  On November 22, 2013, Cardinal completed a private placement pursuant to which Cardinal issued a convertible promissory note to certain accredited investors, which notes are convertible into shares of our common stock at $0.25 per share. In addition, Cardinal granted to the same investors three−year warrants to purchase an aggregate of 276,000 shares of our common stock at $0.25 per share. As a result of this private placement Cardinal raised approximately $230,000 in gross proceeds, which left $204,500 in net proceeds after the deduction of offering expenses in the amount of approximately $25,500. In connection with this private placement, Cardinal paid the placement agent, Felix Advisors, LLC a placement agency fee of approximately $23,000 and issued to the placement agent a warrant for the purchase of 27,600 shares of our common stock in the aggregate at $0.25 per share. The Company assumed these notes and warrants pursuant to an Assignment and Assumption Agreement dated November 22, 2013.

The above descriptions of the notes and the warrants do not purport to be complete and are qualified in their entirety by reference to the notes, warrants and assignment agreement, which are attached here to as Exhibit 4.1, 4.2 and 4.3 to this Current Report on Form 8-K, respectively.

On November 22, 2013, we also completed a private placement pursuant to which we issued an aggregate of 1.6 million shares of common stock to certain accredited investors at a per share price of $0.25. In addition, we granted to the same investors three−year warrants to purchase an aggregate of 1.6 million shares of our common stock at $0.50 per share. As a result of this private placement we raised approximately $400,000 in gross proceeds. We paid no fees or expenses in connection with this private placement.

NOTE – 11 SUBSEQUENT EVENTS

During the six months ended June 30, 2013, the Company was being sued for failure to pay a note totaling $67,826. Judgment was ruled against the Company, and the Company paid the full amount on July 15, 2013. This amount was accrued at December 31, 2012.

The Company received proceeds of $40,100 from the issuance of convertible notes during the six months ended June 30, 2013. The convertible notes were related to a Special Private Offering of Subordinated Convertible Debt, dated October 15, 2012. Pursuant to the terms of the Private Offering, the principal amount of the notes and all accrued interest automatically convert into the securities sold in the Company’s next round of equity financing at a discount of 25%. The notes are due on October 16, 2013 with an annual interest rate of 12%.

The Company evaluated the embedded conversion feature under ASC 815 “Derivatives and Hedging” and determined derivative accounting does not apply to this conversion feature. The Company also evaluated the conversion feature under ASC 470-20 “Debt with Conversion and Other Options” and determined a beneficial conversion feature was not present.

In addition to the convertible notes issued during the six months ended June 30, 2013, the Company also issued a total of 3,000 member units to the note holders of $20,100 of the total $40,100 in principal value. The fair value of the member units of $3,000, which was determined using the fair value of the most recent member units for cash transaction, was recorded as a debt discount on the notes and will be amortized using the effective interest method through the maturity date of the notes of October 16, 2013.